SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005

DREW INDUSTRIES INCORPORATED

Delaware	0-13646	13-3250533

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Mamaroneck Avenue, White Plains, New York	10601

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(914) 428-9098

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 15, 2005, Registrant entered into Indemnification Agreements with each of its executive officers and the executive officers of its subsidiaries, Kinro, Inc. and Lippert Components, Inc. By so doing, Registrant incorporated into contract its existing obligations for indemnification and advancement of indemnifiable expenses which currently are included in Registrant’s Restated Certificate of Incorporation and Amended By-laws, and as provided by Section 145 of the Delaware General Corporation Law (“DGCL”).

Currently, Registrant’s Restated Certificate of Incorporation provides indemnification of directors and officers to the fullest extent permitted by Section 145 of the DGCL. Accordingly, no director or officer of Registrant has any personal liability to Registrant or its stockholders for monetary damages for breach of fiduciary duty, except for liability for breach of the director’s or officer’s duty of loyalty, for acts or omissions not in good faith or involving intentional misconduct or violation of the law, and for any transaction giving the director or officer an improper personal benefit; and except for liability under Section 174 of the DGCL, which governs liability for unlawful dividends, stock purchases and redemptions. Registrant’s Amended By-laws currently provide that Registrant will advance expenses to any permitted indemnitees, so long as the recipient undertakes to repay any amount ultimately determined not to have been indemnifiable.

Management believes that it is in the best interests of Registrant to make service to Registrant more attractive by virtue of the security afforded by contract to existing and prospective executive officers.

Indemnification Agreements were entered into with the following executive officers:

Name	Position

Leigh J. Abrams	President and Chief Executive Officer
Fredric M. Zinn	Executive Vice President and Chief Financial Officer
Harvey F. Milman	Vice President – Chief Legal Officer
Joseph S. Giordano III	Corporate Controller and Treasurer
John F. Cupak	Director of Internal Audit
L. Douglas Lippert	Chairman of Lippert Components, Inc. (a subsidiary of the Registrant)
Jason L. Lippert	President and Chief Executive Officer of Lippert Components, Inc. (a subsidiary of the Registrant)
Scott T. Mereness	Executive Vice President and Chief Operating Officer of Lippert Components, Inc. (a subsidiary of the Registrant)
Joshua E. Lippert	Chief Financial Officer and Vice President Finance of Lippert Components, Inc. (a subsidiary of the Registrant)
David L. Webster	Chairman, President and Chief Executive Officer of Kinro, Inc. (a subsidiary of the Registrant)
Domenic D. Gattuso	Executive Vice President and Chief Financial Officer of Kinro, Inc. (a subsidiary of the Registrant)

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

10.1	Form of Indemnification Agreement between Registrant and its executive officers.

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW INDUSTRIES INCORPORATED
(Registrant)

By: /s/ Fredric M. Zinn Fredric M. Zinn Executive Vice President and Chief Financial Officer

Dated: March 15, 2005